United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 6, 2004

(Date of earliest event reported)

PHOENIX GOLD INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-25866	93-1066325
(State or other jurisdiction	(Commission file	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

9300 NORTH DECATUR STREET, PORTLAND, OREGON	97203
(Address of principal executive offices)	(Zip code)

(503) 286-9300

( Registrant’s telephone number, including area code )

PHOENIX GOLD INTERNATIONAL, INC.

Form 8-K

February 6, 2004

Item 5.       Other Events.

          On February 6, 2004, the Phoenix Gold International, Inc. (the “Company”) filed a Form 15 with the Securities and Exchange Commission to terminate registration of its common stock under the Securities Exchange Act of 1934.  Reference is made to the Company’s press release dated February 6, 2004, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits.

(c)               Exhibits.

The following exhibit is being filed herewith:

99.1                                    Text of Press Release, dated February 6, 2004, titled “Phoenix Gold Files To Deregister Its Common Stock With The SEC”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX GOLD INTERNATIONAL, INC.

/s/ Joseph K. O’Brien
Joseph K. O’Brien
Executive Vice President, Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

Dated:  February 6, 2004

INDEX TO EXHIBITS

Exhibit		Page

99.1	Press Release dated February 6, 2004 of Phoenix Gold International, Inc.	6